UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

WALKER INNOVATION INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Walker Innovation Inc.
Two High Ridge Park
Stamford, CT 06905

March 26, 2018

Dear Fellow Stockholders:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders of Walker Innovation Inc. at 10:00 a.m. local time, on Thursday, May 3, 2018 at Five High Ridge Park, Stamford, CT 06905.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.

Whether or not you attend, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. Instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your continued support.

Sincerely,

Jay S. Walker
Executive Chairman

Notice of Annual Meeting to Stockholders

Thursday, May 3, 2018

10:00 a.m. local time

Five High Ridge Park, Stamford, CT 06905

The Annual Meeting of Stockholders (the “Annual Meeting”) of WALKER INNOVATION INC., a Delaware Corporation (the “Company”), will be held at Five High Ridge Park, Stamford, CT 06905 on Thursday, May 3, 2018 at 10:00 a.m. local time, for the following purposes:

1.	To elect five Nominees as Directors to serve until the 2019 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of Marcum, LLP as the independent auditors of the Company for the fiscal year ending December 31, 2018; and

3.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors set March 15, 2018 as the record date for the meeting. This means that owners of record of shares of Common Stock and Series B Convertible Preferred Stock of the Company as of close of business on that date are entitled to:

●	receive this notice of the meeting; and

●	vote at the meeting and any adjournments or postponements of the meeting.

We will make available a list of stockholders of record as of the close of business on March 15, 2018 for inspection for any purpose germane to the meeting during normal business hours from April 23 through May 2, 2018 at the Company’s principal place of business, Two High Ridge Park, Stamford, CT 06905. This list will also be available to stockholders for any such purpose at the meeting.

March 26, 2018
Stamford, CT

By Order of the Board of Directors,

Jonathan A. Siegel

Chief Executive Officer and Secretary

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares as described in the enclosed materials. You may sign, date and mail the proxy card in the enclosed return envelope. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting.

Annual Meeting Information

Date and Time:	Thursday, May 3, 2018 at 10:00 a.m. local time

Place:	Five High Ridge Park, Stamford, CT 06905

Proposals to be Voted on at the Annual Meeting

At the Annual Meeting, our stockholders will be asked to:

Items of Business	Board Recommendation

Item 1. Elect five Directors (page 6)	FOR each Director Nominee

Item 2. Ratification of Appointment of Marcum, LLP as Independent Auditors (page 19)	FOR

Director Nominees

The following table provides summary information about each Director Nominee.

Name	Age	Director Since	Primary Occupation	Committee Memberships[1] Current

Jay S. Walker	62	2013	Chairman of Walker Digital, LLC

Jonathan Ellenthal	52	2013	Vice Chairman of the Board of Directors	C**, E, N

Jonathan A. Siegel	60	2017	Chief Executive Officer	E, N

Nathaniel J. Lipman*	53	2013	Former Executive Chairman of the Board of Directors of Affinion Group, Inc.	A, C, E**, N**

Richard J. Salute*	72	2015	Former Office Managing Partner, Cohn Reznick and Chief Financial Officer of Pavmed, Inc.	A**, C

Independent Auditors

The Audit Committee has selected Marcum, LLP to serve as our independent accountants for the year ending December 31, 2018. The Audit Committee and the Board believe that the continued retention of Marcum, LLP to serve as the independent auditors is in the best interests of the Company and its stockholders.

*	Independent Director
**	Committee Chair
[1]	A = Audit Committee; C = Compensation Committee; E = Executive Committee; N = Nominating Committee

WALKER INNOVATION INC.

Two High Ridge Park

Stamford, CT 06905

Proxy Statement

For Annual Meeting of Stockholders

to be held May 3, 2018

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Walker Innovation Inc. (the “Company,” “Walker Innovation,” “we,” “us,” or “our”) for the Annual Meeting of Stockholders to be held on May 3, 2018 at Five High Ridge Park, Stamford, CT 06905, at 10:00 a.m., local time and at any adjournment or postponement of the meeting.

This Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 will be mailed to our stockholders on or about March 29, 2018.

All properly executed written proxies that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the Annual Meeting. Written notice of such revocation should be forwarded directly to Joanne Gray, Assistant Secretary, Walker Innovation Inc., Two High Ridge Park, Stamford, CT 06905.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice & Proxy Statement, Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/19637.

Questions and Answers about the 2018 Annual Meeting of Stockholders

Who is entitled to vote at the Annual Meeting?

The record date of the Annual Meeting is March 15, 2018 (the “Record Date”). Only stockholders of record of shares of Common Stock or Series B Convertible Preferred Stock at the close of business on Record Date are entitled to receive notice of and vote at our Annual Meeting. Each share of the Company’s Common Stock entitles its holder to one vote on any matter submitted to the stockholders. The holders of the shares of Series B Convertible Preferred Stock will vote together with the Common Stock on all matters where stockholders are entitled to vote. The holders of shares of Series B Convertible Preferred Stock are entitled to cast an aggregate of 80% of the total votes that may be cast with respect to any such matter. As of the Record Date there were 20,094,314 shares of Common Stock and 14,999,000 shares of Series B Convertible Preferred Stock outstanding.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer and Trust Company, LLC (“AST”), you are considered a stockholder of record with respect to those shares. If your shares are held in a bank or brokerage account, you are considered the “beneficial owner” of those shares.

What different methods can I use to vote?

By Written Proxy. All stockholders of record can vote by written proxy card. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. To vote by proxy using the enclosed proxy card, please complete, sign and date your proxy card and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you vote by proxy, your vote must be received by 12:00 p.m. Eastern Time on May 2, 2018 to be counted. If you submit a proxy without giving instructions, your shares will be voted as recommended by the Board of Directors.

If you are a beneficial owner, you will receive voting instructions from your bank or brokerage firm describing the available processes for voting your stock. If you do not give voting instructions to your bank or brokerage firm, your broker may only vote your shares for you on any discretionary items of business to be voted upon at the Annual Meeting, i.e. the ratification of the appointment of Marcum, LLP (Item 2).

In Person. All stockholders of record may vote in person at the Annual Meeting. If you are a beneficial owner and want to vote your shares at the Annual Meeting, you will need to ask your bank, brokerage firm or nominee to furnish you a legal proxy. You will need to present a properly executed legal proxy for examination by the inspector of elections at the Annual Meeting before you will be able to vote the shares you beneficially own at the Annual Meeting.

Important Consideration for beneficial owners. You must instruct your bank or brokerage firm if you want your shares to be counted in the Election of Directors at the Annual Meeting (Item 1). Please follow the instructions provided by your broker so that your vote can be counted.

Quorum Requirement for the Annual Meeting

The holders of record of a majority of the voting power of all the then outstanding shares entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions, broker-non votes and votes withheld are included in the count to determine a quorum.

What if a quorum is not represented at the Annual Meeting? In the event that a quorum does not exist, the Executive Chairman or the holders of a majority of the votes entitled to be cast by the stockholders who are present in person or by proxy may adjourn the meeting. At a subsequent meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

What are my voting choices for each of the proposals to be voted on at the 2018 Annual Meeting of Stockholders and what are the voting standards?

Proposal		Voting Choices and Board Recommendation	Voting Standard

Item 1.	Election of Directors

●vote in favor of all Nominees;

●vote in favor of specific Nominees;

●vote against all Nominees;

●vote against specific Nominees;

●withhold a vote with respect to all Nominees; or

●withhold a vote with respect to specific Nominees

The Board Recommends a vote FOR each of the Director Nominees.

Plurality of Votes Cast*

Item 2.	Ratification of Appointment of Marcum, LLP as Independent Auditors	●vote in favor of the ratification; ●vote against the ratification; or ●abstain from voting on the ratification The Board Recommends a vote FOR the ratification.	Majority of Votes Cast

*

In the election of Directors (Item 1), shares present at the Annual Meeting that are not voted for a particular Nominee, broker non-votes, and shares present by proxy where the stockholder withholds authority to vote for the Nominee will not be counted toward the Nominee’s achievement of a plurality.

Abstentions and broker non-votes, while not counted as votes cast for the proposals, will have the practical effect of reducing the number of votes in favor of such proposals.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders will vote your shares in accordance with their best judgment.

What if I am a stockholder of record and do not specify a choice for a matter when returning a proxy?

Stockholders should specify their choice for each matter on the proxy card. If no specific instructions are given, proxies which are signed and returned will be voted:

●	FOR the election of all Director Nominees as set forth in this Proxy Statement;

●	FOR the proposal to ratify the appointment of Marcum, LLP as Independent Auditors.

What if I am a beneficial owner and do not give voting instructions to my broker?

As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from our bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.

Non-discretionary Items. The election of Directors (Item 1) is a non-discretionary item and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.

Discretionary Items. The ratification of the appointment of Marcum, LLP as Independent Auditors (Item 2) is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

What can I do if I change my mind after I vote my shares?

You may revoke any proxy by notifying us using any of the following methods: (i) written notice should be forwarded directly to Joanne Gray, Assistant Secretary, Walker Innovation Inc., Two High Ridge Park, Stamford, CT 06905; (ii) by voting a subsequent proxy; or (iii) in person at the Annual Meeting.

Tabulation of Votes

The votes received by proxy will be tabulated and certified by our transfer agent, AST. All other votes will be tabulated by an inspector of election at the meeting.

ELECTION OF DIRECTORS
(Item 1)

Upon recommendation of the Nominating Committee, the Board of Directors has nominated each of Jay S. Walker, Jonathan Ellenthal, Jonathan A. Siegel, Nathaniel J. Lipman, and Richard J. Salute for election as Director. Nathaniel J. Lipman and Richard J. Salute are considered independent under the independence standards of NASDAQ and applicable Securities and Exchange Commission (“SEC”) rules. There are no family relationships among any of our Named Executive Officers, Directors and key employees.

All of the Director Nominees currently serve on the Board of Directors and were elected by stockholders at the 2017 Annual Meeting of Stockholders. If elected, each Nominee will hold office until the 2019 Annual Meeting of Stockholders and until his or her successor is elected and qualified.

Each of the Director Nominees has consented to being named in this Proxy Statement and to serve if elected. We have no reason to believe that any of the Director Nominees will be unable or unwilling to serve if elected. However, if any Director Nominee should become unable for any reason or unwilling for good cause to serve, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by the Board of Directors.

The Board of Directors recommends a vote FOR each Nominee as a Director to hold office until the
2019 Annual Meeting of Stockholders. Proxies received by the Board will be so voted unless a contrary choice is specified in the proxy.

Director Nominees

Name	Age	Director Since	Position
Jay S. Walker	62	2013	Executive Chairman of the Board of Directors
Jonathan Ellenthal	52	2013	Vice Chairman of the Board of Directors
Jonathan A. Siegel	60	2017	Chief Executive Officer and Director
Nathaniel J. Lipman	53	2013	Director
Richard J. Salute	72	2015	Director

Jay S. Walker, Executive Chairman of the Board of Directors, is Chairman of Walker Digital, LLC, (“Walker Digital”) which he founded in 1994. He is widely known as the founder of priceline.com, which brought a new level of value to the travel industry and its millions of customers. Mr. Walker is also the co-founder and Director of The TEDMED Foundation (“TEDMED”), a global community of people from every field who are passionate about the future of health and medicine (TEDMED is the sole independent licensee of the TED organization). In addition, he is the co-founder, Chairman and CEO of The Upside Travel Company, LLC (“Upside”), a business travel company he founded in 2015, and Chairman of Walker Digital Table Systems, LLC (“WDTS”), a gaming technology company. Concurrently, Mr. Walker is a member of several organizations that promote innovative solutions to global problems, including The President’s Circle of the National Academies (comprising the National Academy of Sciences; the National Academy of Engineering; the National Academy of Medicine; and the National Research Council); and the Atlantic Council as a member of the Board of Directors. Mr. Walker is also founder, curator and owner of The Library of the History of Human Imagination; he is actively involved with Cornell University as the co-chairman of its Library Campaign. Mr. Walker received his Bachelor of Arts in Industrial Relations, Cornell University, New York, in 1978 and an Honorary Doctorate of Science from Cazenovia College, New York in 2011.

Jonathan Ellenthal, Vice Chairman of the Board of Directors, was our Chief Executive Officer from September 2013 until February 2017. Mr. Ellenthal was the Chief Executive Officer of Walker Digital Management, LLC, a wholly-owned subsidiary of Walker Digital from 2008 to 2013. His operating responsibilities included collaborating with Mr. Walker on all new business designs and the strategic direction of Walker Digital. Since early 2011, Mr. Ellenthal has also been a Partner in TEDMED. As the exclusive licensee of the globally recognized TED brand for the field of health and medicine, TEDMED focuses entirely on innovation and breakthrough thinking in service of a healthier future. Mr. Ellenthal is a Co-Founder and member of the Board of Managers of Upside and Vice Chairman of WDTS. Prior to joining Walker Digital in 2008, Mr. Ellenthal was the Chief Executive Officer of Synapse Group, Inc. (“Synapse”), a direct marketing subsidiary of Time Inc., and served in a variety of senior leadership roles at Synapse before becoming Chief Executive Officer. From 2011 to 2014, he was a member of the Board of Directors of Affinion Group, Inc.. Mr. Ellenthal is a Trustee of the Wilton Family Y in Wilton, Connecticut, and a board member of the local chapter of YPO Gold. He holds a B.A. from Wesleyan University in Middletown, Connecticut.

Jonathan A. Siegel, Chief Executive Officer and Secretary, joined the Company in February 2014, as Chief Administrative Officer, General Counsel and Secretary. He was elected President, Chief Legal Officer and Secretary in May 2016 and Chief Executive Officer and Secretary on February 3, 2017. Prior to joining the Company he was Investment Manager and Legal Counsel for Bentham Capital, LLC, a litigation finance company providing funding for large commercial and patent disputes, from March 2013 to January 2014, and a consultant from November 2012 to February 2013. He served as Chief Administrative Officer, General Counsel and Chief Privacy Officer of Alclear, LLC, a biometric secure identification service, from June 2010 to June 2012. From March 2009 to April 2011 he served as Mayor of Irvington, New York and served as Trustee of Irvington prior to his election as Mayor. He received his BA from Colgate University in 1979 and his JD from The University of Chicago Law School in 1983.

Nathaniel J. Lipman, Director, was the Executive Chairman of Affinion Group, Inc. (“Affinion”) from September 2012 to November 2015 and served as a director from October 2005 until November 2015. He joined Affinion (formerly known as Cendant Marketing Group) in June 1999 and worked in various positions, including executive officer positions with increasing responsibility, which culminated in his appointment as President and Chief Executive Officer in October 2005. Prior to joining Affinion, Mr. Lipman was Senior Executive Vice President, Corporate Development and Strategic Planning for Planet Hollywood International Inc., Senior Vice President and General Counsel of House of Blues Entertainment, Inc. and Senior Corporate Counsel at The Walt Disney Company. He also worked as an attorney at Skadden, Arps, Slate, Meagher and Flom, LLP. Mr. Lipman is currently serving as a Director of Trusted Media Brands, Inc., Exela Technologies, Inc., Diamond Resorts International, Inc. and Redbox Automated Holdings, LLC. Additionally, within the past five years Mr. Lipman served as a Director of Affinion, Affinion Group Holdings, Inc., Evertec, Inc., RDA Holdings, Inc., and Novitex Enterprises, Inc. Mr. Lipman also served on the Board of Managers of Walker Digital Holdings, LLC from March 2013 to September 2013 and was a Founding Member of the Board of Managers of Upside from December 2015 to March 2016.

Richard J. Salute, Director, was the Chief Financial Officer of Pavmed, Inc. (a medical device company), from June 2014 to June 2015. From 2004 to 2013, Mr. Salute served as an Office Managing Partner at Cohn Reznick and served as the Capital Markets and SEC Practice Director prior to his retirement in April 2013. Mr. Salute is a consultant to Cohn Reznick on the Jobs Act, including Crowd Funding matters. Prior to 2004, Mr. Salute spent over 28 years at Andersen LLP, a global accounting firm managing complex audits for both public and private companies. In addition to his client responsibilities he started three businesses for the firm: the Enterprise Group (NY Metropolitan Area), the Technology Practice (New York Office), and the Bankruptcy and Corporate Recovery Practice (nationwide). Mr. Salute currently serves on the Board of Directors and is the Chairman of the Audit Committee of Newtek Business Services Corp. Mr. Salute holds a bachelor’s of business administration (cum laude) from Adelphi University.

Director Experience, Qualifications, Attributes and Skills

We believe that the backgrounds and qualifications of our Directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. The Board of Directors is composed of a diverse group of leaders in their respective fields. Our Directors have other experience that makes them valuable members, such as prior public policy experience or regulatory experience that provides insight into issues faced by companies.

●

Jay S. Walker. The Board believes that Mr. Walker will provide the Board, by virtue of his extensive experience as an innovator and entrepreneur, with valuable industry insight, leadership and business knowledge.

●	Jonathan Ellenthal. The Board believes that Mr. Ellenthal’s strategic vision and ability to realize new business avenues will be vital to the success of future Company initiatives.

●

Jonathan A. Siegel.  The Board believes that Mr. Siegel’s experience as an executive in a broad range of industries, prior service as an elected official and over 30 years practicing corporate law will provide the Board with valuable insight with respect to leadership, executive management and legal matters.

●	Nathaniel J. Lipman. The Board believes that Mr. Lipman’s executive leadership experiences will provide the Board with a crucial perspective on the fruition of future business opportunities.

●

Richard J. Salute.  The Board believes that, as a result of Mr. Salute’s financial background, as well as his service of publicly traded companies as an Audit Partner in both national and internationally recognized firms, he possesses a valuable ability to assess financial issues in a highly competitive business atmosphere. The Board values Mr. Salute’s knowledge as a former Audit Partner for public reporting companies and financial sophistication from his over forty years of finance experience.

ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS

Walker Digital holds more than 50% of the voting power of the outstanding voting stock of the Company. As a result, the Company is a “controlled company” under the rules of NASDAQ and NYSE MKT. As such, the Company may avail itself of exemptions relating to the independence of the Board of Directors and certain Board committees. As permitted by the NASDAQ rules for “controlled companies,” our Board does not require that the Nominating Committee or the Compensation Committee be comprised solely of independent Directors. Additional information about the committees is provided below.

Practices of our Board of Directors

Our business and affairs are managed under the direction of our Board of Directors. The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. The Board of Directors is currently composed of five members. Assuming the election of our Director Nominees, the Board of Directors will be comprised of five members effective at the Annual Meeting. All actions of the Board of Directors require the approval of a majority of the Directors in attendance at a meeting at which a quorum is present. A quorum is a majority of the Board of Directors.

Board and Committee Meetings; Attendance at Annual Meetings; Executive Sessions

In 2017, the Board held five meetings and the committees of the Board held a total of 12 meetings. Each Director attended 100% of the meetings of the Board and the committees on which he served during 2017. The independent Directors met two times in Executive Session in 2017. While we do not have a written policy with regard to Directors’ attendance at annual meetings of stockholders, all of the Directors attended the Annual Meeting of Stockholders in May 2017.

Committees of the Board of Directors and Director Independence

Our Board has an Audit Committee, a Compensation Committee, an Executive Committee and a Nominating Committee. The current members of the committees are set forth in the following table:

Director	Audit Committee	Compensation Committee	Executive Committee	Nominating Committee
Jay S. Walker
Jonathan Ellenthal		Chair	✓	✓
Jonathan A. Siegel			✓	✓
Nathaniel J. Lipman	✓	✓	Chair	Chair
Richard J. Salute	Chair	✓

The Board has adopted a written charter for each of these committees, which is available at the Company’s website www.walkerinnovation.com by clicking on “Investor Relations” and then “Corporate Governance.” Stockholders may also obtain a hard copy of these documents without charge from us by writing or calling: Joanne Gray, Assistant Secretary, Walker Innovation Inc., Two High Ridge Park, Stamford, CT 06905; Tel: (203) 263-9362.

The Audit Committee

Primary Responsibilities: The Audit Committee oversees our accounting, financial reporting process, internal controls and audits, and consults with management and our independent registered public accounting firm on, among other items, matters related to the annual audit, the published financial statements and the accounting principles applied. As part of its duties, the Audit Committee appoints, evaluates and retains our independent registered public accounting firm. It maintains direct responsibility for the compensation, termination and oversight of our independent registered public accounting firm and evaluates its qualifications, performance and independence. The Audit Committee also monitors compliance with our policies on ethical business practices and reports on these items to the Board. The Audit Committee has established policies and procedures for the pre-approval of all services provided by our independent registered public accounting firm. Our Audit Committee is comprised of Messrs. Lipman and Salute; Mr. Salute is the Chairman of the Audit Committee.

Independence: Each member of the Audit Committee meets the independence requirements as defined by the rules of NASDAQ and the Securities Exchange Act of 1934 (the “Exchange Act”). Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Mr. Salute, is an “Audit Committee financial expert,” as defined under the Exchange Act, and is independent as defined by the rules of NASDAQ.

The Compensation Committee

Primary Responsibilities: The Compensation Committee determines all compensation for our Chief Executive Officer; reviews and approves corporate goals relevant to the compensation of our Chief Executive Officer and evaluates our Chief Executive Officer’s performance in light of those goals and objectives; reviews and approves objectives relevant to other executive officers’ compensation; reviews and approves the compensation of other executive officers in accordance with those objectives; administers our stock option plans; approves severance arrangements and other applicable agreements for executive officers; and consults generally with management on matters concerning executive compensation and on pension, savings and welfare benefit plans where Board or stockholder action is contemplated with respect to the adoption of or amendments to such plans. Our Compensation Committee is comprised of Messrs. Ellenthal, Lipman and Salute; Mr. Ellenthal is the Chairman of the Compensation Committee.

Independence: Because the Company is a “controlled company” under NASDAQ rules the Company has decided to avail itself of the NASDAQ controlled company exemption pertaining to Compensation Committee membership.

The Executive Committee

Primary Responsibilities: The Executive Committee exercises all the powers of the Board of Directors in the management of the business and affairs of the Company between meetings of the Board of Directors, to the fullest extent permitted under Delaware law. Our Executive Committee is comprised of Messrs. Ellenthal, Lipman and Siegel; Mr. Lipman is the Chairman of the Executive Committee.

The Nominating Committee

Primary Responsibilities: The Nominating Committee considers and makes recommendations on matters related to the practices, policies and procedures of the Board and takes a leadership role in shaping our corporate governance. As part of its duties, the Nominating Committee assesses the size, structure and composition of the Board and its committees, coordinates evaluation of Board performance and reviews Board compensation. The Nominating Committee also acts as a screening and nominating committee for candidates considered for election to the Board of Directors. In this capacity it concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Nominating Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, stockholders or external sources and all self-nominated candidates. The Nominating Committee makes recommendations on organization, succession, consultantships and similar matters where Board approval is required. Our Nominating Committee is comprised of Messrs. Ellenthal, Lipman and Siegel; Mr. Lipman is the Chairman of the Nominating Committee.

The Nominating Committee, among other things, recommends nominees for election as members of the Board; considers and makes recommendations regarding Board practices and procedures; and considers corporate governance issues that arise from time to time and develops appropriate recommendations for the Board regarding such matters.

Each committee reports regularly to the Board and has the authority to engage its own advisors.

Compensation Committee Interlocks and Insider Participation

With the exception of Mr. Walker, who is the chairman and founder of Walker Digital and beneficially owns a majority of the issued and outstanding equity interests in Walker Digital, and Mr. Ellenthal, who was our Chief Executive Officer from September 18, 2013 until February 3, 2017, and is currently our Vice Chairman, there is no other member of our Compensation Committee who served during our last completed fiscal year and who at any time has been an officer or employee of ours or our subsidiaries, or who had any relationship requiring disclosure as a related party transaction. On May 24, 2017, pursuant to a Release and Settlement Agreement described more fully below, Walker Digital returned to the Company shares of its Common Stock having a value of $125,000. On December 18, 2017, pursuant to an agreement approved by the Audit Committee on December 6, 2017, Walker Digital returned to the Company shares of its Common Stock having a value of $157,000, in reimbursement of legal fees and expenses paid by the company on behalf of Walker Digital in connection with the Third Party Settlement.

No interlocking relationship exists between our Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other company, nor has any interlocking relationship existed in the past.

Board Leadership Structure

The positions of Chief Executive Officer and Chairman of our Board of Directors are held by different persons. The Executive Chairman of our Board of Directors, Jay S. Walker, chairs the Director and Stockholder Meetings and participates in preparing their agendas. Mr. Walker serves as a focal point for communication between management and the Board of Directors between Board meetings, although there is no restriction on communication between Directors and management. Jonathan Siegel serves as our Chief Executive Officer and, assuming the election of our Director Nominees, will continue to serve as a member of our Board of Directors. We believe that these arrangements afford the independent members of our Board of Directors sufficient resources to supervise management effectively, without being overly engaged in day-to-day operations.

The Board has not designated a lead director. Given the limited number of Directors comprising the Board, the independent Directors call and plan their executive sessions collaboratively and, between Board meetings, communicate with management and one another directly. Under the circumstances, the Directors believe that formalizing a lead director function might detract from, rather than enhance, performance of their responsibilities as Directors.

Board Role in Risk Oversight

The Board of Directors is responsible for the oversight of risk management related to the Company and its business and accomplishes this oversight through regular reporting by the Audit Committee. The Audit Committee assists the Board of Directors by periodically reviewing the accounting, reporting and financial practices of the Company, including the integrity of our financial statements, the surveillance of administrative and financial controls and our compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance and internal audit functions, the Audit Committee reviews and discusses all significant areas of our business, including credit policies, internal controls, accounting policies and procedures and summarizes for the Board of Directors areas of risk and the appropriate mitigating factors.

Board Independence Standards for Directors

To be considered “independent” for purposes of membership on the Company’s Board of Directors, the Board must determine that a Director has no material relationship to the Company, including any of its subsidiaries, other than as a Director. For each Director, the Board broadly considers all relevant facts and circumstances. In making a determination that a Director is independent, the Board considers the standards and categories of relationships described below to be material. The Board reviews at least annually whether Directors meet these Director Independence Standards.

The Board has determined that each of Messrs. Lipman and Salute is “independent” under the independence standards of NASDAQ and applicable SEC rules.

In addition to the foregoing, in order to be considered “independent” under NASDAQ rules for purposes of serving on the Company’s Audit Committee or Compensation Committee, a Director also may not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company, other than as a Director, and may not be an “affiliated person” of the Company. Audit Committee members may receive Directors’ fees and fixed payments for prior service with the Company. The Board has determined that each member of the Audit Committee and each independent member of the Compensation Committee meets these additional independence requirements.

Communications with the Board of Directors

Stockholders can mail communications to the Board of Directors, c/o Joanne Gray, Assistant Secretary, Walker Innovation Inc., Two High Ridge Park, Stamford, CT 06905, who will forward the correspondence to each addressee.

Director Nominees Recommended by Stockholders

The Nominating Committee will consider director candidates recommended by stockholders. The Nominating Committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board members, management and search firms. Potential nominees to the Board of Directors are required to have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be “independent”, as such term is defined under Rule 5605 of the listing standards of NASDAQ and SEC regulations. Stockholders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating Committee at the following address: Nominating Committee of the Board of Directors, c/o Joanne Gray, Assistant Secretary, Walker Innovation Inc., Two High Ridge Park, Stamford, CT 06905. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating Committee, and/or any other method the Nominating Committee deems appropriate, which may, but need not, include a questionnaire. The Nominating Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a Director is not standing for re-election, or (iii) the Nominating Committee does not intend to recommend the nomination of a sitting Director for re-election. Although it has not done so in the past, the Nominating Committee may retain search firms to assist in identifying suitable director candidates.

CODE OF ETHICS

To ensure, among other things, that potential conflicts of interest are avoided or declared, we have adopted a Code of Ethics that applies to all of our Directors, officers and employees. The Code of Ethics is reasonably designed to deter wrongdoing and promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) full, fair, accurate, timely and understandable disclosure in reports and documents filed with, or submitted to, the SEC and in other public communications made by us, (iii) compliance with applicable governmental laws, rules and regulations, (iv) the prompt internal reporting of violations of the Code of Ethics to appropriate persons identified in the Code of Ethics, and (v) accountability for adherence to the Code of Ethics. This code of ethics is posted on our website. The Internet address for our website is www.walkerinnovation.com and the code of ethics may be found from our main web page by clicking first on “Investor Relations” and then “Corporate Governance” and then “Code of Ethics.” Stockholders may also obtain a hard copy of these documents without charge from us by writing to Joanne Gray, Assistant Secretary, Walker Innovation Inc., Two High Ridge Park, Stamford, CT 06905 or by calling the Company at (203) 963-9362.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

None of our Named Executive Officers or Director Nominees has, during the past ten years:

(a)

Had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(b)	Been convicted in a criminal proceeding or subject to a pending criminal proceeding;

(c)

Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; or

(d)

Been found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, Directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. These executive officers, Directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us, we believe that all filing requirements applicable to our executive officers, Directors and greater than 10% beneficial owners were complied with during 2017, except, Mr. Walker, who filed a Form 4 on January 3, 2018 (fourteen days late).

POLICY AND PROCEDURES FOR THE REVIEW OF RELATED PERSON TRANSACTIONS

Pursuant to its charter, the Audit Committee is responsible for approving all related-party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interest and other improprieties.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain relationships between Walker Digital, Walker Digital Table Systems, LLC (“WDTS”), Upside and our Directors and officers are set forth below:

●

Jay S. Walker is the chairman and founder of Walker Digital and beneficially owns a majority of the issued and outstanding equity interests in Walker Digital. Additionally, Mr. Walker is the Chief Executive Officer and a Director of Upside and Chairman of the Board of Managers of WDTS.

●

Jonathan Ellenthal was the Chief Executive Officer of Walker Digital Management, LLC (“WDM”), a wholly-owned subsidiary of Walker Digital, owns 8% of the outstanding equity interests in Walker Digital, and serves as a Director for many of Walker Digital’s subsidiaries. Additionally, Mr. Ellenthal is an employee and a Director of Upside and Vice Chairman of WDTS.

●	Nathaniel J. Lipman was a Director of Walker Digital from March 2013 to September 2013. Additionally, Mr. Lipman was a Director of Upside from December 2015 to March 2016.

Shared Services Agreements

Walker Digital Management, LLC. The Company has a Shared Services Agreement with WDM (“WDM Shared Services Agreement”). The cost of such services varies monthly based on the terms of the WDM Shared Services Agreement. The incurred expenses include but are not limited to executive compensation, information technology services and supplies, administrative and general services and supplies, and rent and utilities, are based either on specific attribution of those expenses or, where necessary and appropriate, based on the Company’s best estimate of an appropriate proportional allocation.

The Upside Commerce Group, LLC. In December 2015, the Company entered into the Upside Services Agreement with Upside (the “Upside Services Agreement”), a company affiliated with Walker Digital, the Company’s controlling stockholder, regarding the provision of executive management, marketing, legal and financial consulting services. There are no set deliverables contemplated by the Upside Services Agreement, and services are provides as needed pursuant to the hourly rates (approximately equal to the Company’s cost) specified in the Upside Services Agreement. The Upside Services Agreement expired December 4, 2017.

In connection with the Upside Services Agreement, the Company was granted the Upside Warrant to purchase limited liability company interests in Upside at an exercise price of $0.06 per Class A common share (the “Upside Warrant”), which amount has been determined to equal the fair market value of such shares as of the date of issuance of the Upside Warrant. The Upside Warrant was issued to the Company by Jay Walker, who at the time of issuance, beneficially owned approximately 37% of the aggregate outstanding limited liability company interests of Upside on a fully diluted basis, and controls Walker Digital, the Company’s controlling stockholder. The total Class A common shares that may be purchased pursuant to the exercise of the Upside Warrant was originally 16,400,000 shares, equal to approximately 16% of the aggregate outstanding limited liability company interests of Upside, on a fully diluted basis, at the time of issuance, and the transfer of such shares to the Company was subject to certain requirements, including the provision of an opinion of counsel that such would not result in Upside being deemed to be a publicly traded partnership for purposes of U.S. federal income tax law.

The Company entered into a Securities Purchase Agreement dated as of November 21, 2016 (the “November Purchase Agreement”) in connection with the sale of an aggregate of 2,500,000 Class A Common Shares (the “November Shares”) of Upside at $2.00 per share to a group of accredited investors (the “Investors”) in private resales not requiring registration under the Securities Act of 1933. The November Shares were issued upon exercise of the Upside Warrant, granted to the Company by Jay S. Walker, the controlling stockholder of the Company, Walker Digital and Upside. The total Class A Common Shares that could be purchased pursuant to the exercise of the Upside Warrant was originally 16,400,000 and, following the exercise in connection with the November Purchase Agreement, was 13,900,000. The sale of the November Shares to the Investors was consummated concurrently with entering into the November Purchase Agreement.

In December 2016, the Company entered into a Securities Purchase Agreement (the “December Purchase Agreement”) in connection with the sale of an aggregate of 1,250,000 Class A Common Shares (the “December Shares”) of Upside, at $2.00 per share to an existing investor in Upside in a private resale not requiring registration under the Securities Act of 1933. The Shares were issued upon exercise of the Upside Warrant at a price of $0.06 per share. Giving effect to the sale of the November Shares and December Shares, the Company raised gross proceeds of $7.5 million and retained the ability to purchase 12,650,000 Shares of Upside pursuant to the Upside Warrant (then 11% of Upside on a fully diluted basis).

On June 2, 2017, the Company entered into a Redemption Agreement with Upside to redeem the remaining 12,650,000 Upside Class A Common Shares. Simultaneously with the redemption on June 2, 2017, the Company acquired the Upside Class A Common Shares at a price of $0.06 per share pursuant to the Upside Warrant previously granted to the Company. The Upside Class A Common Shares were redeemed at $1.43182745 per share as approved by the Company’s Audit Committee. Net proceeds from the transaction after giving effect to fees and the exercise price was approximately $16.8 million. After giving effect to the transaction described above, the Company no longer retains an equity interest in Upside.

Other Arrangements

On July 11, 2013, the Company entered into standard indemnification agreements, which became effective September 18, 2013 with our Directors and executive officers. Directors and executive officers who joined the Company subsequent to September 18, 2013 entered into standard indemnification agreements concurrent with joining the Company.

On November 28, 2016, the Company entered into a Release and Settlement Agreement with Walker Digital (the “Settlement Agreement”) relating to rights to indemnification from Walker Digital as a consequence of a settlement with a third party. The terms of the Settlement Agreement were approved by the Audit Committee of the Company. The Settlement Agreement required Walker Digital to pay the Company $125,000 in cash, or to return to the Company shares of its common stock having a value of $125,000 within six months following the date of the Settlement Agreement and acknowledged the direct and indirect benefits received by the Company from Walker Digital in connection with the sale of shares of Upside by the Company in the November Purchase Agreement as part of the consideration received in connection with the release of the Company’s indemnification claims against Walker Digital. On May 24, 2017, Walker Digital returned to the Company shares of its Common Stock having a value of $125,000. On December 18, 2017, pursuant to an agreement approved by the Audit Committee on December 6, 2017, Walker Digital returned to the Company shares of its Common Stock having a value of $157,000, in reimbursement of legal fees and expenses paid by the company on behalf of Walker Digital in connection with the Third Party Settlement.

DIRECTOR COMPENSATION

The following summary describes the Company’s current director compensation plan for non-employee directors, which became effective May 3, 2017. Differences in the director compensation plans for non-employee directors in effect prior to May 3, 2017 are described in the footnote below(2). Cash compensation was pro-rated tor the period each plan was in effect.

Annual Cash Retainer (payable quarterly – management ineligible for fees):

Executive Chairman	$0
Board Member (other than Executive Chairman)	$40,000

Supplemental Annual Fees for Committee Members and Chairs (payable quarterly – management ineligible for fees):

Audit Committee Chair (Independent)	$20,000
Compensation Committee Chair	$10,000
Executive Committee Chair (other than Executive Chairman)	$10,000
Nominating Committee Chair	$10,000
Audit, Compensation, Executive, and Nominating Committee Member, other than Chair	$5,000

The Annual Cash Compensation retainer payments are payable in equal quarterly installments. Additionally, the Annual Cash Compensation retainer payments are paid pro-rata from a director's date of appointment to the Board until the next Annual Meeting of Stockholders.

One-Time Stock Option Grants (to be granted upon joining the Board of Directors):

Board Member (Independent Only)	50,000 shares of Common Stock
Executive Committee Member (Independent Only)	25,000 shares of Common Stock
Committee Chair (Independent Only)	20,000 shares of Common Stock

Expense Reimbursement Policy:

The Company shall reimburse its independent, and non-management and not independent Board members for ordinary and necessary out of pocket expenses (e.g., travel, hotel, and meals) incurred in connection with Board activities.

2 The Company’s compensation plans for non-employee Directors in effect from August 4, 2016 to May 2, 2017 differed from the current plan described above as follows: (i) the Annual Cash Retainer for Board Members (other than Executive Chairman) was $50,000; (ii) the Supplemental Annual Fees for Committee Members and Chairs were $25,000 for Audit Committee Chair (Independent), $15,000 for Compensation Committee Chair, $25,000 ($0 from August 4, 2016 to February 14, 2017) for Executive Committee Member (other than Executive Committee Chairman), $15,000 for Nominating Committee Chair, and $10,000 for Audit, Nominating and Compensation Committee Member, other than Chair; (iii) if the Company held Board or Committee meetings in addition to quarterly meetings, members were compensated $2,500 for in-person attendance and $1,000 for telephonic attendance at such additional meetings; and (iv) Executive Committee Members (Independent Only) were eligible to receive one-time stock option grants upon joining the Board of 100,000 shares.

Management Directors:

Directors who are employees of the Company receive no additional compensation for service as Directors.

The following table sets forth compensation information regarding the Company’s non-employee Directors in fiscal 2017:

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jonathan Ellenthal(3)	31,339	0	0	0	0	0	31,339
Nathaniel J. Lipman	77,012	0	18,738	0	0	0	95,750
Richard J. Salute	68,379	0	18,738	0	0	0	87,117
Jay S. Walker	0	0	0	0	0	0	0

(1)	These amounts represent the Annual Cash Compensation Retainer for Board Service and the Supplemental Fees for committee members and chairs.

(2)	Reflects the aggregate grant date fair value of stock options granted in the respective fiscal year to the Non-employee Directors computed in accordance with ASC Topic 718.

(3)	Mr. Ellenthal was a non-employee director from February 3, 2017 to December 31, 2017. He waived his Annual Cash Retainer Fee from May 3, 2017 to May 3, 2018.

OWNERSHIP OF SHARES

The Company has two classes of stock outstanding, its Common Stock and its Series B Convertible Preferred Stock. Shares of Series B Convertible Preferred Stock are convertible on a one-for-one basis into shares of our Common Stock. The holders of the Company’s Common Stock are entitled to one vote per share of Common Stock held on all matters submitted to a vote of stockholders, and holders of Series B Convertible Preferred Stock are entitled to cast an aggregate of 80% of the total votes that may be cast on all matters presented to the stockholders. The holders of our Common Stock have equal rights to receive dividends, when and if declared by our Board of Directors, out of funds legally available for such purpose, and holders of our Series B Convertible Preferred Stock will receive the equivalent amount of any dividends as the holders of our Common Stock, on an as converted basis. In the event of liquidation, holders of our Common Stock are entitled to share ratably in our net assets available for distribution to stockholders, and holders of Series B Convertible Preferred Stock will receive the equivalent amount of liquidation proceeds as the holders of our Common Stock, on an as converted basis. The table below sets forth the number and percentage of shares of our Common Stock beneficially owned as of March 26, 2018, by the following persons: (i) stockholders known to us who own 5% or more of our outstanding shares, (ii) each of our Directors and Named Executive Officers, and (iii) our Directors and Named Executive Officers as a group.

Except as otherwise set forth below, the address of each of the persons listed below is Walker Innovation Inc., Two High Ridge Park, Stamford, CT 06905. Unless otherwise indicated, the Common Stock beneficially owned by a holder includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person, and also includes options to purchase shares of our Common Stock exercisable within 60 days that have been granted under our Long-Term Incentive Plans, as defined below.

Title of Class	Name of Beneficial Owner	Amount Beneficially Owned (1)	Percent of Class
Common Stock	Walker Digital, LLC	28,655,042(2)	81.7%
Series B Convertible Preferred Stock	Walker Digital, LLC	14,999,000(3)	100.0%
Common Stock	Genesis Capital Advisors, LLC	1,878,329(4)	1.9%
Common Stock	IP Navigation Group, LLC	1,445,000(5)	1.4%
Common Stock	Del Mar Asset Management, LP	2,487,763(6)	2.5%
Common Stock	Jay S. Walker	28,755,389(7)	81.9%
Series B Convertible Preferred Stock	Jay S. Walker	14,999,000(7)	100.0%
Common Stock	Jonathan A. Siegel	1,183,328(8)	1.2%
Common Stock	Kara B. Jenny	700,000(9)	0.7%
Common Stock	Jonathan Ellenthal	1,271,825(10)	1.3%
Common Stock	Nathaniel J. Lipman	248,333(11)	0.2%
Common Stock	Richard J. Salute	93,333(12)	0.1%
Common Stock	All Directors and Named Executive Officers as a group (6 persons)	33,142,243(13)	82.6%

(1)	The number of shares of Common Stock includes shares owned and exercisable options (including options that will be exercisable within 60 days after March 26, 2018).

(2)

Includes shares owned beneficially or deemed to be owned beneficially by Walker Digital, LLC and with respect to which may be deemed to have shared voting and investment power with Jay S. Walker as follows:

(a)	1,661,242 shares of Common Stock; and

(b)

14,999,000 shares of Series B Convertible Preferred Stock, which are convertible at the option of the holder thereof, at any time and from time to time, into an equal number of shares of our Common Stock. As a result, of the voting power of the Series B Convertible Preferred Stock, Walker Digital, LLC may be deemed to beneficially own an additional 11,994,800 shares of Common Stock due to the voting power conferred upon such holder by the Series B Convertible Preferred Stock it holds.

(3)

Each share of Series B Convertible Preferred Stock, is convertible at the option of the holder thereof, at any time and from time to time, into one share of Common Stock. All shares of Series B Convertible Preferred Stock will vote together with the Common Stock on all matters to which stockholders are entitled to vote. The holder of the Series B Convertible Preferred Stock is entitled to cast 80% of the total votes that may be cast with respect to any such matter.

(4)

Based on a Schedule 13G/A filed by Genesis Capital Advisors LLC (“GCA”) and Genesis Opportunity Fund, LP (“GOF”) on February 12, 2018. Represents 1,535,529 shares of Common Stock held by GOF and 1,878,329 shares of Common Stock beneficially owned by GCA, which is the investment manager of GOF. Ethan Benovitz and Jaime Hartman, as individuals, act as co-investment managers to the GOF and as managing members of GCA. Accordingly, Messrs. Benovitz and Hartman may be deemed to beneficially own 1,878,329 shares of Common Stock. As set forth in the Schedule 13G/A each of GCA, GOF, and Messrs. Benovitz and Hartman have disclaimed beneficial ownership of such securities except to the extent of their pecuniary interest therein. The business address of GCA is 1212 Avenue of the Americas, 19th Floor, New York, NY 10036.

(5)	The business address of IP Navigation Group, LLC is Chateau Plaza, 2515 McKinney Ave., Suite 1000, Dallas, TX 75201.

(6)

Based upon a Schedule 13G and a Form 4 filed by Del Mar Asset Management, LP on February 24 and 26, 2014, respectively. Represents 2,028,900 shares of Common Stock held by Del Mar Master Fund, Ltd., a Cayman Islands exempted company (the ‘‘Master Fund’’) and 458,863 shares of Common Stock held by RockMaple Concentrated Alpha Trust, a Cayman Islands exempted company (‘‘RockMaple’’). David Freelove is the managing member of Del Mar Management, LLC, a Delaware limited liability company (the ‘‘GP’’). The GP is the general partner of Del Mar Asset Management, LP, a Delaware limited liability company (‘‘DMAM’’), and as such, directs DMAM’s operations. DMAM serves as the investment manager of the Master Fund. Mr. Freelove has sole voting or investment control over shares held by RockMaple. The business address of Del Mar Asset Management, LP is One Grand Central Place, 60 East 42nd Street, Suite 450, New York, NY 10165.

(7)	Includes shares owned beneficially or deemed to be owned beneficially by Jay S. Walker as follows:

(a)	287,295 shares of Common Stock directly and with respect to which he has sole voting and investment power; and

(b)

1,661,242 shares of Common Stock and 14,999,000 shares of Series B Convertible Preferred Stock, which are convertible at the option of the holder thereof, at any time and from time to time, into an equal number of shares of our Common Stock with respect to which may be deemed to have shared voting and investment power with Walker Digital, LLC. As a result of the voting power of the Series B Convertible Preferred Stock, Walker Digital, LLC may be deemed to beneficially own an additional 11,994,800 shares of Common Stock due to the voting power conferred upon such holder by the Series B Convertible Preferred Stock it holds.

(8)	Represents shares of Common Stock underlying stock options owned beneficially or deemed to be owned beneficially by Jonathan A. Siegel.

(9)	Represents shares of Common Stock underlying stock options owned beneficially or deemed to be owned beneficially by Kara B. Jenny.

(10)	Includes shares owned beneficially or deemed to be owned beneficially by Jonathan Ellenthal as follows:

(a)	71,825 shares of Common Stock directly and with respect to which he has sole voting and investment power;

(b)	1,200,000 shares of Common Stock underlying stock options; and

(c)	excludes Mr. Ellenthal’s 8% ownership in Walker Digital, LLC.

(11)	Represents shares of Common Stock underlying stock options owned beneficially or deemed to be owned beneficially by Nathaniel J. Lipman.

(12)	Represents shares of Common Stock underlying stock options owned beneficially or deemed to be owned beneficially by Richard J. Salute.

(13)	See notes (1) and (7) through (12).

SUMMARY COMPENSATION TABLE

The following table sets forth the cash and other compensation paid by us to our executive officers, whom we collectively refer to as the ‘‘Named Executive Officers’’, for the periods indicated. There are no other executive officers who received total compensation greater than $100,000 in 2017.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (1) ($)	All Other Compensation ($)	Total ($)
Jonathan A. Siegel
Chief Executive Officer and	2017	$368,333	$40,000	$—	$74,867	$—	$483,200
Secretary	2016	350,000	—	—	90,816	—	440,816

Kara B. Jenny
Chief Financial Officer	2017	329,000	20,000	—	76,763	—	425,763
	2016	329,000	15,000	—	53,338	—	397,338

(1)

Reflects the aggregate grant date fair value of stock options granted in the respective fiscal year to the Named Executive Officers computed in accordance with ASC Topic 718. On January 12, 2017, the compensation committee of the Company’s Board of Directors, and Walker Digital, a stockholder entitled to vote 2,358,500 shares of the Company’s Common Stock and 14,999,000 shares of Series B Preferred Stock, representing, collectively, approximately 82.3% of the outstanding voting stock of the Company entitled to vote on such date with respect to such corporate actions, approved a one-time stock Option Repricing program (the “Option Repricing”) to permit the Company to reprice certain options to purchase the Company’s Common Stock held by its current directors, officers and employees (the “Eligible Options”), which actions became effective on the twentieth calendar day following the mailing to the Company’s stockholders of the definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission, which effectiveness date was February 19, 2017. Under the Option Repricing, as of the date the Option Repricing became effective, Eligible Options with an exercise price at or above $1.37 per share (representing an aggregate of 2,743,000 options, or 58% of the total outstanding options) were amended to reduce such exercise price to the average daily volume weighted average closing price of the Common Stock on the OTCQB for the 20 trading day period immediately following such effective date or, if greater, the closing price of a share of the Company’s Common Stock, as reported by the OTCQB on the business day immediately prior thereto (February 17, 2017). The amended exercise price for the Eligible Options under the Option Repricing is $0.43 per share.

Employment Agreements

The material terms of each Named Executive Officer’s employment agreement are described below:

Jonathan A. Siegel. We entered into an employment agreement and non-competition and confidentiality agreement in February 2014 with Jonathan A. Siegel, our Chief Executive Officer and Secretary. Pursuant to that employment agreement, Mr. Siegel was entitled to an annual base salary of $350,000, an annual bonus opportunity with a target of 50% of his annual base salary and options to purchase 500,000 shares of our Common Stock. The initial term of the employment agreement expired February 14, 2017 and thereafter renews for one year terms, unless earlier terminated. In February 2017, in connection with his election as Chief Executive Officer, Mr. Siegel’s annual base salary was increased to $370,000.

Kara B. Jenny. We entered into an employment agreement and non-competition and confidentiality agreement in May 2014 with Kara Jenny, our Chief Financial Officer. Pursuant to that employment agreement, Ms. Jenny is entitled to an annual base salary of $329,000, an annual bonus opportunity with a target of 30% of her annual base salary and options to purchase 300,000 shares of our Common Stock. The initial term of the employment agreement expired May 27, 2017 and thereafter renews for one year terms, unless earlier terminated.

Stock-Based Compensation Plans

The Company’s Board of Directors has adopted stock-based employee compensation plans. Our Amended and Restated 2006 Long-Term Incentive Plan was adopted by our stockholders on July 24, 2008. Our Amended and Restated 2015 Long-Term Incentive Plan was adopted on May 6, 2015. Collectively referred to as our “Long-Term Incentive Plans”.

The Long-Term Incentive Plans, which provide for the granting of restricted stock awards, deferred stock unit awards, stock option awards and other equity and cash awards, were adopted for the purpose of encouraging key employees, consultants and Directors who are not employees to acquire a proprietary interest in the growth and performance of the Company. The Compensation Committee has the authority to determine the amount, type and terms of each award, but may not grant awards under the Long-Term Incentive Plans, in any combination, for more than 1,000,000 shares of the Company’s Common Stock to any individual during any calendar year.

As of December 31, 2017, 678,510 shares of Common Stock remain eligible to be issued under the Long-Term Incentive Plans.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information regarding unexercised option awards for each Named Executive Officer as of the end of the fiscal year ended December 31, 2017:

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Jonathan A. Siegel	2/14/2014	425,000	(1)	0	(1)	$0.43	2/14/2024
	2/14/2015	50,000	(1)	25,000	(1)	0.43	2/14/2025
	3/17/2016	400,000		0		0.36	3/17/2026	(2)
	5/12/2016	99,996		100,004		0.26	5/12/2026	(2)
	2/10/2017	83,330		16,670		0.43	2/10/2027	(2)
	2/10/2017	0	(1)	150,000		0.43	2/10/2027	(2)
Kara B. Jenny	5/27/2014	200,000	(1)	100,000	(1)	0.43	5/27/2024
	3/17/2016	400,000		0		0.36	3/17/2026	(2)
	9/8/2017	0	(1)	250,000	(1)	0.39	9/8/2027	(2)

(1)

Stock options become exercisable or vest in thirds beginning on the first anniversary of the grant date and the next two anniversaries of the grant date thereafter, assuming continued employment and subject to possible acceleration upon the occurrence of certain events, and stock options expire ten years from the grant date.

(2)	In the event of a termination other than for cause vested stock options shall remain exercisable until the earlier of five years following the date of termination or the expiration date.

The following table contains information about our Common Stock that may be issued under our equity compensation plans as of December 31, 2017:

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)	Weighted Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders (1)	4,928,832	$0.64	678,510	(2)
Equity compensation plans not approved by stockholders	—	—	—
Total	4,928,832	$0.64	678,510

(1)

Our Amended and Restated 2006 Long-Term Incentive Plan was adopted by our stockholders on July 24, 2008. Our Amended and Restated 2015 Long-Term Incentive Plan was adopted on May 6, 2015. Collectively referred to as our “Long-Term Incentive Plans”.

(2)	As of December 31, 2017, 678,510 shares of Common Stock remain eligible to be issued under the Long-Term Incentive Plans.

AUDIT COMMITTEE REPORT

The role of the Audit Committee is to assist the Board of Directors in its oversight of our financial reporting process. As set forth in the charter, our management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of this oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2017 with management, and has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committee, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with audit committees, as currently in effect, and has discussed with the independent auditors the independent auditors’ independence; and based on the review and discussions referred above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s consideration and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted accounting principles or that our auditors are in fact “independent.”

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC.

THE AUDIT COMMITTEE

Richard J. Salute, Chair

Nathaniel J. Lipman

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(Item 2)

The Audit Committee has selected Marcum, LLP to serve as our independent accountants for the year ending December 31, 2018. A representative of Marcum, LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative also is expected to be available to respond to appropriate questions from stockholders.

If stockholders fail to ratify the appointment, the Audit Committee will reconsider its appointment of Marcum, LLP.

Services and Fees of Independent Accountants

The following chart sets forth public accounting fees paid to Marcum, LLP during the years ended December 31, 2017 and 2016:

Marcum, LLP

	2017	2016
Audit Fees	$122,000	$164,000
Audit-Related Fees	2,000	12,000
Tax Fees	—	9,000
All Other Fees	—	—
Total	$124,000	$185,000

Audit Fees were for professional services for the audit of our annual financial statements and the review of the financial statements included in our quarterly reports on Forms 10-Q, and services that are normally provided by Marcum, LLP in connection with statutory and regulatory filings or engagements for that fiscal year.

Audit-related fees consist of services by Marcum, LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees. We incurred these fees in connection with the preparation of registration statements. Audit-related fees also included out of pocket expenses incurred during the course of performing audit or review of our financial statements for the respective fiscal year.

Pre-Approval of Services

The Audit Committee appoints the independent accountant each year and pre-approves the audit services. The Audit Committee Chair is authorized to pre-approve specified non-audit services for fees not exceeding specified amounts, if he promptly advises the other Audit Committee members of such approval. All of the services described under the caption “Audit Fees” were pre-approved.

The Board of Directors recommends a vote FOR the proposal to ratify the appointment of Marcum, LLP as independent auditors of the Company for the fiscal year ending December 31, 2018. Proxies received by the Board will be so voted unless a contrary choice is specified in the proxy.

GENERAL

Management does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

We will bear the cost of preparing, printing, assembling and mailing the Proxy Statement and other material that may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mails, officers and regular employees of Walker Innovation may solicit proxies without additional compensation, by telephone or other electronic means. We may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Walker Innovation’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov . You may also read and copy any document we file with the SEC at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room.

We will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request, we will promptly deliver a separate copy of this Proxy Statement and any future annual reports and proxy or information statements to any stockholder at a shared address to which a single copy of this Proxy Statement was delivered, or deliver a single copy of this Proxy Statement and any future annual reports and proxy or information statements to any stockholder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the Company at following address: Joanne Gray, Assistant Secretary, Walker Innovation Inc., Two High Ridge Park, Stamford, CT 06905.

Walker Innovation will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2017 (as filed with the SEC), including the financial statements contained therein. All such requests should be directed to Joanne Gray, Assistant Secretary, Walker Innovation Inc., Two High Ridge Park, Stamford, CT 06905.

OTHER MATTERS TO BE PRESENTED AT THE ANNUAL MEETING

The Company did not have notice, as of March 1, 2018, of any matter to be presented for action at the Annual Meeting, except as discussed in this Proxy Statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Annual Meeting.

STOCKHOLDER PROPOSALS

The Annual Meeting of Stockholders for the fiscal year ending December 31, 2018 is expected to be held in May 2019. Any stockholder proposal intended to be included in our proxy statement and form of proxy for presentation at the 2019 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by us not later than December 15, 2018. As to any proposal submitted for presentation at the 2019 Annual Meeting of Stockholders outside the processes of Rule 14a-8, the proxies named in the form of proxy for the 2019 Annual Meeting of Stockholders will be entitled to exercise discretionary authority on that proposal unless we receive notice of the matter on or before February 27, 2019.

By Order of the Board of Directors,

/s/ Jonathan A. Siegel

Jonathan A. Siegel
Chief Executive Officer and
Secretary

Dated: March 26, 2018

ANNUAL MEETING OF STOCKHOLDERS OF

WALKER INNOVATION INC.

May 3, 2018

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/19637

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530000000000001000 6 050318

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE IN ITEM 1 AND "FOR" ITEM 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Item 1. Election of Directors

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Jay S. Walker
- ○ Jonathan Ellenthal
- ○ Jonathan A. Siegel
- ○ Nathaniel J. Lipman
- ○ Richard J. Salute

A vote FOR the nominees includes discretionary authority to vote for a substitute nominee if any of the nominees listed becomes unable or unwilling to serve.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
Item 2. Ratification of appointment of Marcum, LLP	☐	☐	☐

Item 3. To transact any other business as may be properly presented at the Annual Meeting or any adjournment or postponement thereof

The undersigned stockholder of Walker Innovation Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

WALKER INNOVATION INC.

COMMON STOCK

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby constitutes and appoints Jay S. Walker and Jonathan Ellenthal, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Common Stock of Walker Innovation Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on Thursday, May 3, 2018 at Five High Ridge Park, Stamford, CT 06905 at 10:00 a.m. local time, and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon matters listed on the reverse side, and otherwise in their discretion.

IF VOTING BY MAIL, YOU MUST COMPLETE THE REVERSE SIDE OF THIS CARD.

1.1 14475

0

WALKER INNOVATION INC.

SERIES B CONVERTIBLE PREFERRED STOCK

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby constitutes and appoints Jay S. Walker and Jonathan Ellenthal, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Series B Convertible Preferred Stock of Walker Innovation Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on Thursday, May 3, 2018 at Five High Ridge Park, Stamford, CT 06905 at 10:00 a.m. local time, and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon matters listed on the reverse side, and otherwise in their discretion.

IF VOTING BY MAIL, YOU MUST COMPLETE THE REVERSE SIDE OF THIS CARD.

1.1 14475